Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “First Amendment”), dated as of February 6, 2013, to the Credit Agreement referred to below. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional Domestic Dollar Revolving Loan Borrower, each additional Alternate Currency Revolving Loan Borrower, the lenders party to the Credit Agreement, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and certain other financial institutions are parties to the Credit Agreement, dated as of November 30, 2012 (as amended, modified, and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the Corporation, the other Borrowers and the Lenders party hereto, which collectively constitute the Required Lenders, wish to amend Section 9.03 of the Credit Agreement as provided herein.

NOW, THEREFORE, it is agreed:

PART I. Amendments.

Section 9.03 of the Credit Agreement is hereby amended by (i) replacing the comma at the end of subsection (x) of clause (iii) of said section with an “and”, (ii) deleting the “and” immediately preceding subsection (z) of clause (iii) and (iii) deleting subsection (z) of clause (iii) of said Section in its entirety.

PART II. Miscellaneous Provisions.

A. The Corporation, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect after giving effect to this First Amendment.

B. In order to induce the Lenders to enter into this First Amendment, the Corporation represents and warrants to the Lenders that, on the First Amendment Effective Date (as defined below), (i) there shall exist no Specified Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This First Amendment is limited as specified and shall not constitute a modification, novation, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Except as expressly set forth herein, this First Amendment shall not operate as a waiver of any rights, powers or remedies available to the Lenders under the Credit Agreement. Except as expressly amended by the First Amendment, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

D. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

E. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or PDF transmission) the same to the Administrative Agent (or its designee).

G. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this First Amendment on the First Amendment Effective Date. This First Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

[Signatures appear on the following page.]

2

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor

By:	/s/ Timothy C. Fetten
	Name:	Timothy C. Fetten
	Title:	Treasurer

FRANCHISE AND LICENSE (CANADIAN) OPS LIMITED PARTNERSHIP, as a Borrower

By:	1367357 ALBERTA ULC, in its capacity as general partner

By:	/s/ Kristen Prohl
	Name:	Kristen W. Prohl
	Title:	Vice President

STARWOOD ITALIA S.R.L., as a Borrower

By:	/s/ Timothy C. Fetten
	Name:	Timothy C. Fetten
	Title:	Attorney

STARWOOD INTERNATIONAL FINANCE LIMITED, as a Borrower

By:	/s/ Timothy C. Fetten
	Name:	Timothy C. Fetten
	Title:	Attorney

[First Amendment Signature Page]

OPERADORA SHERATON, S. DE R.L. DE C.V., as a Borrower

By:	/s/ Alejandro Enrique Osti
	Name:	Alejandro Enrique Osti
	Title:	Attorney in Fact

[First Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mark Constantino
	Name:	Mark Constantino
	Title:	Executive Director

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Citibank, N.A.

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of America, N.A., individually as Lender and Documentation Agent

By:	/s/ Roger C. Davis
	Name:	Roger C. Davis
	Title:	Senior Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

HSBC Bank USA, National Association

By:	/s/ Alan Vitulich
	Name:	Alan Vitulich
	Title:	Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark F. Monahan
	Name:	Mark F. Monahan
	Title:	Senior Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE BANK OF NOVA SCOTIA

By:	/s/ George Sherman
Name:	George Sherman
Title:	Director

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a lender

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Director

By:	/s/ Philipp Horat
	Name:	Philipp Horat
	Title:	Assistant Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

By:	/s/ Joshua Freedman
	Name:	Joshua Freedman
	Title:	Authorized Signatory

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Royal Bank of Scotland plc

By:	/s/ Timothy J. McNaught
	Name:	Timothy J. McNaught
	Title:	Managing Director

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

US Bank, National Association

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE BANK OF TOKYO-MITSUBISHI UFJ

By:	/s/ Lawrence Elkins
	Name:	Lawrence Elkins
	Title:	Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Morgan Stanley Bank, N.A.

By:	/s/ Nick Zangari
	Name:	Nick Zangari
	Title:	Authorized Signatory

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Goldman Sachs Bank USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MIZUHO CORPORATE BANK LTD.

By:	/s/ Tenya Mitsuboshi
	Name:	Tenya Mitsuboshi
	Title:	Deputy General Manager

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sumitomo Mitsui Banking Corporation

By:	/s/ Kazuhisa Matsuda
	Name:	Kazuhisa Matsuda
	Title:	Managing Director

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

INTESA SANPAOLO S.p.A.

By:	/s/ John J. Michalisin
	Name:	John J. Michalisin
	Title:	First Vice President

By:	/s/ William S. Denton
	Name:	William S. Denton
	Title:	Global Relationship Manager

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SunTrust Bank

By:	/s/ Chris Hursey
	Name:	Chris Hursey
	Title:	Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of China, New York Branch

By:	/s/ Haifeng Xu
	Name:	Haifeng Xu
	Title:	Executive Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SOVEREIGN BANK, N.A.

By:	/s/ Thomas J. Devitt
	Name:	Thomas J. Devitt
	Title:	Senior Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

COMPASS BANK

By:	/s/ Don Byerly
	Name:	Don Byerly
	Title:	Senior Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE BANK OF NEW YORK MELLON

By:	/s/ Carol Murray
	Name:	Carol Murray
	Title:	Managing Director

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FIRST HAWAIIAN BANK

By:	/s/ Jan M. Sam
	Name:	Jan M. Sam
	Title:	Assistant Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Australia and New Zealand Banking Group Limited

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of Hawaii

By:	/s/ Donovan Koki
	Name:	Donovan Koki
	Title:	Senior Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE NORTHERN TRUST COMPANY

By:	/s/ Clifford Hoppe
	Name:	Clifford Hoppe
	Title:	Vice President

[First Amendment Signature Page]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Banco Nacional de Mexico SA, Integrante del GrupoFinanciero Banamex

By:	/s/ Ricardo Garza del Rio
	Name:	Ricardo Garza del Rio
	Title:	Director

By:	/s/ Gonzalo Portilla Forcen
	Name:	Gonzalo Portilla Forcen
	Title:	Director

[First Amendment Signature Page]